Statement of Additional Information Supplement	February 19, 2019
Putnam VT George Putnam Balanced Fund
Statement of Additional Information dated April 30, 2018

Effective February 28, 2019, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Kathryn Lakin, Paul Scanlon and Emily Shanks. These sub-sections are also supplemented with regards to Ms. Lakin and Ms. Shanks as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio managers managed as of January 31, 2019. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Kathryn Lakin	4	$536,700,000	0	$0	1	$300,000
Emily Shanks	12*	$18,540,700,000	15	$5,485,200,000	7	$9,242,000,000

* 1 account, with total assets of $433,300,000, pays an advisory fee based on account performance.

Ownership of securities

As of January 31, 2019, Ms. Lakin and Ms. Shanks and their immediate family members did not beneficially own equity securities in the fund. The fund is offered only to separate accounts of insurance companies. Individual investors may not invest in the fund directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the fund as an investment option.

SAI Supplement – 2/19